THE NOTTINGHAM INVESTMENT TRUST II

The Brown Capital Management Small Company Fund
(the “Small Company Fund” or, the “Fund”)

Supplement dated July 26, 2011 to the Fund’s prospectus
and statement of additional information dated July 15, 2011

           This supplement is to advise investors and prospective investors that the Small Company Fund may close to new investors, subject to certain exceptions, once the Fund reaches a certain asset threshold (known as a “soft close”). The Fund has not determined at this time what that asset threshold will be. Due to the nature of investing in small capitalization securities, the Small Company Fund may experience capacity constraints as the Fund’s assets continue to grow. Recently, the Fund has seen a significant increase in its assets, and Brown Capital Management, LLC (“BCM”), the investment adviser to the Fund, believes a soft close of the Fund at some point in the future may be appropriate to protect the interests of the Fund’s investors. Investors in the Fund at the effective time of any soft close will be allowed to continue making additional investments into the Fund. Any decision by the Fund to implement this soft close will be communicated with another supplement to the Fund’s prospectus and statement of additional information. While the soft close for the Fund has not been implemented at this time, prospective investors should be mindful of such anticipated event.

Brown Capital Management Mutual Funds
1-877-892-4BCM

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